UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 16, 2020

EVERCORE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street New York, New York 10055
(Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common stock, par value $0.01 per share	EVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Evercore Inc. (“Evercore”) held its annual meeting of stockholders on June 16, 2020.

(b) Stockholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected to serve as directors until the next Annual Meeting or until their successors are duly elected and qualified, based upon the following final tabulation of votes:

Roger C. Altman	For	38,656,178
	Withheld	533,260
	Broker non-votes	2,720,786

Richard I. Beattie	For	38,785,281
	Withheld	404,157
	Broker non-votes	2,720,786

Pamela G. Carlton	For	39,079,941
	Withheld	109,497
	Broker non-votes	2,720,786

Ellen V. Futter	For	38,991,441
	Withheld	197,997
	Broker non-votes	2,720,786

Gail B. Harris	For	38,329,437
	Withheld	860,001
	Broker non-votes	2,720,786

Robert B. Millard	For	38,751,357
	Withheld	438,081
	Broker non-votes	2,720,786

Willard J. Overlock, Jr.	For	38,816,207
	Withheld	373,231
	Broker non-votes	2,720,786

Sir Simon M. Robertson	For	38,814,835
	Withheld	374,603
	Broker non-votes	2,720,786

Ralph L. Schlosstein	For	38,901,784
	Withheld	287,654
	Broker non-votes	2,720,786

John S. Weinberg	For	38,579,475
	Withheld	609,963
	Broker non-votes	2,720,786

William J. Wheeler	For	38,789,728
	Withheld	399,710
	Broker non-votes	2,720,786

Sarah K. Williamson	For	38,816,821
	Withheld	372,617
	Broker non-votes	2,720,786

Kendrick R. Wilson III	For	39,079,344
	Withheld	110,094
	Broker non-votes	2,720,786

2. The non-binding, advisory vote to approve executive compensation of Evercore’s named executive officers was approved based upon the following final tabulation of votes:

For	36,407,821
Against	2,458,374
Abstain	323,243
Broker non-votes	2,720,786

3. The Amended and Restated 2016 Evercore Inc. Stock Incentive Plan was approved based upon the following final tabulation of votes:

For	22,875,343
Against	16,278,613
Abstain	35,482
Broker non-votes	2,720,786

4. The appointment of Deloitte & Touche LLP as Evercore’s independent registered public accounting firm for 2020 was ratified, based upon the following final tabulation of votes:

For	41,375,290
Against	517,417
Abstain	17,517
Broker non-votes	N/A

(c) Not applicable.

(d) Not applicable.

Item 9.01	Submission of Matters to a Vote of Security Holders.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated 2016 Evercore Inc. Stock Incentive Plan (incorporated by reference from Annex B to Evercore’s definitive proxy statement filed on April 24, 2020),

99.1

Description of the Amended and Restated 2016 Evercore Inc. Stock Incentive Plan (incorporated by reference from the section entitled “Proposal 3 – Approval of the Amended and Restated 2016 Evercore Inc. Stock Incentive Plan” in Evercore’s definitive proxy statement filed on April 24, 2020).

104	Cover Page Interactive Data is formatted in Inline XBRL (and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERCORE INC.

By:	/s/ Jason Klurfeld
Name:	Jason Klurfeld
Title:	General Counsel

Dated: June 18, 2020